UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-6200
Schwab Investments – Global Real Estate Fund
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices) (Zip code)
Marie Chandoha
Schwab Investments – Global Real Estate Fund
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: February 29
Date of reporting period: February 29, 2012

Item 1: Report(s) to Shareholders.

Annual report dated February 29, 2012, enclosed.

Schwab Global Real Estate Fundtm

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Schwab Global Real Estate Fundtm

Annual Report
February 29, 2012

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In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the Report Period

Schwab Global Real Estate Fundtm (Ticker Symbol: SWASX)	-2.13%

FTSE EPRA/NAREIT Global Index	0.89%
Fund Category: Morningstar Global Real Estate	-1.79%

Performance Details	pages 6-7

Minimum Initial Investment[1]	$ 100

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc.

[1]	Please see prospectus for further detail and eligibility requirements.

2 Schwab Global Real Estate Fund

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc., and the fund covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to thank you for trusting us with your investment needs, and for reading this important report concerning the Schwab Global Real Estate Fund.

For the 12 months ended February 29, 2012, property market conditions generally improved for real estate investment companies around the globe. However, mixed economic growth and the euro zone’s sovereign debt crisis produced two sharply contrasting performance periods: the largely risk-averse environment of 2011, and the comparatively risk-tolerant environment of early 2012. For the report period, the FTSE EPRA/NAREIT Global Real Estate Index generated a 0.89% total return.

Real estate investment companies benefited from a general improvement in property fundamentals throughout the 12 months. Cash flows for listed property companies grew roughly in line with historical averages, helping to firm up balance sheets that also benefitted from rising rents for prime properties. In addition, global vacancies declined amid especially robust demand for commercial property in much of Asia, Canada, and South America, as well as in select core European markets. In the U.S., real estate investment trusts (REITs) raised a record amount of capital in 2011, as residential rental vacancies dipped to historical lows. Additionally, the performance of industrial properties, luxury hotels, upscale retail malls, and urban office buildings improved in a growing number of local markets.

On the economic front, many emerging markets decelerated even as U.S. growth accelerated. Government initiatives aimed at controlling inflation, currency values, and rising prices in residential properties tempered economic activity among emerging economies. Brazil’s economy, for example, is estimated to have expanded by an inflation-adjusted 2.8% in 2011, less than half of its 2010 rate.* China’s economy slowed while heading toward a forecasted “soft landing”—slower economic growth that avoids slipping into recession—and decreased manufacturing activity tempered economic expansion in Hong Kong. In the euro zone, the region’s economy continued to decelerate during the final quarter of 2011. Meanwhile, inflation-adjusted economic growth in the U.S. concurrently accelerated to an

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

5.12%	S&P 500® Index: measures U.S. large-cap stocks

0.89%	FTSE EPRA/NAREIT Global Index: measures (in U.S. dollars) real estate equities worldwide

−7.01%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

8.37%	Barclays Capital U.S. Aggregate Bond Index: measures the U.S. bond market

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Index provider websites and Charles Schwab Investment Management, Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Schwab Global Real Estate Fund 3

From the President continued

Real estate investment companies benefited from a general improvement in property fundamentals throughout the 12 months.

estimated 3.0% seasonally adjusted annual pace.** In addition, the U.S. unemployment rate eased from 9.0% in September to an estimated 8.3% in February.

The euro zone’s ongoing sovereign debt crisis fueled substantial financial market volatility. That was particularly the case during the latter part of 2011, as ongoing efforts by European leaders to restructure Greece’s sovereign debt permanently, while avoiding a default, translated into an anxiety-ridden climate for investors. Amid this backdrop, the European Central Bank and U.S. Federal Reserve acted in close coordination to ensure that financial markets were supplied with ample liquidity. In spite of these efforts, investment capital generally favored perceived safe havens such as North America.

Canada’s real estate securities market solidly outperformed other developed markets in that environment, returning 3.7% in U.S. dollar-converted terms for the final 10 months of 2011.* Canada appeared to benefit more than the U.S. from its relative lack of exposure to the euro zone’s debt crisis, while solid commodity prices supported western Canadian economies and propped up real estate prices there in the process. By comparison, real estate markets in France, the U.K., Singapore, Hong Kong, and Brazil all posted double-digit losses over the same time frame that ranged from -15.3% to -24.4%.*

Investors’ risk preferences shifted sharply as 2012 began, however. With U.S. economic data improving, China’s economy successfully slowing but not stalling, and a long-awaited resolution to the debt crisis in Greece seeming more likely, investors began turning to the same real estate securities markets they had largely avoided in 2011. For the first two months of the new year, markets in Brazil, Hong Kong, and Singapore outpaced other areas and generated total returns that ranged from 27.2% to 29.6% in dollar-converted terms.*

The sharply contrasting investment environment and substantial market volatility translated into a challenging investment climate for the Schwab Global Real Estate Fund. For details about how the fund was managed during the 12-month report period, as well as for information concerning the fund’s characteristics, investment performance, and objectives, please read the pages that follow this letter.

We also encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

*	Data sources: Index provider websites, Charles Schwab Investment Management, Inc., and/or Central Intelligence Agency World Factbook 2012.
**	The figure cited represents the second estimate from the U.S. Bureau of Economic Analysis (BEA). The BEA provides three estimates of quarterly U.S. economic growth: an “initial” estimate, a “second” estimate, and a “final” estimate. Successive estimates are based upon more complete source data, and may result in a faster or slower estimated pace of inflation-adjusted economic activity.

4 Schwab Global Real Estate Fund

Fund Management

Paul Alan Davis, CFA, a portfolio manager of the investment adviser, is responsible for the day-to-day management of the fund. He has managed the fund since February 2012. Prior joining the firm in 2003, he worked for more than 12 years in portfolio management.

Schwab Global Real Estate Fund 5

Schwab Global Real Estate Fund™

The Schwab Global Real Estate Fund (the fund) seeks capital growth and income consistent with prudent investment management. Under normal circumstances, the fund invests at least 80% of its net assets in securities of U.S. and non-U.S. real estate companies and of companies related to the real estate industry. The fund invests globally, and as of the end of the report period, was invested in securities in 14 countries. For more information on the fund’s objectives, strategy, and risks, please see the fund’s prospectus.

The fund returned -2.13% for the 12 months ended February 29, 2012. For performance comparisons, the fund uses the FTSE EPRA/NAREIT Global Index (the comparative index), which returned 0.89%. Because the return of the index does not include operational and transactional costs, the return of the fund tends to differ from that of the comparative index. Timing differences in foreign exchange calculations and fair valuation of the fund’s holdings also reduced the fund’s relative performance (please see financial note 2 for more information).*

Market Performance. As discussed in detail in the President’s Letter, global real estate securities markets experienced sharply contrasting performance periods amid mixed economic growth, the euro zone’s sovereign debt crisis, and significant financial market volatility. In that environment, U.S. dollar-converted returns for the fund ranged from 19.2% for Canadian investments, to -39.5% for securities from Germany, some of the worst performers for the fund for the 12 months.

Contributors and Detractors. Investments in Hong Kong detracted the most from the fund’s performance. Hong Kong real estate securities represented the second-largest country allocation at an average of 14.3%. These securities rebounded in 2012, but they struggled during much of 2011, translating into a dollar-converted overall return of -11.3%. Although Hong Kong’s commercial real estate sector generally performed well, some real estate companies based in Hong Kong also develop housing and other properties in Mainland China. With China enacting progressively more restrictive housing policies, companies with joint location operations faced financial headwinds. Shares of New World Development Company illustrated the overall impact of this environment and market sentiment, returning -48.0% and detracting measurably from the fund’s total return. Stock selection in Hong Kong also hurt the fund’s performance relative to that of the comparative index.

On the other side of the performance spectrum, an allocation to U.S. real estate securities added the most to the fund’s total return. At an average of 41.7% of the fund, these securities represented the largest investment allocation by country. The relative size and liquidity of the U.S. real estate securities market, combined with “safe haven” demand for North American real estate securities during much of 2011, helped these securities generate a 6.9% total return.

Within the fund’s U.S. holdings, stock selection enhanced performance relative to the comparative index. In particular, Boston Properties Inc. stock generated an 8.1% total return, thanks in part to the company’s concentrated focus on select, leading urban office markets such as Midtown Manhattan, Boston, San Francisco, and Washington D.C. An investment in Simon Property Group, Inc. generated an even more impressive 26.8% gain and provided a larger overall contribution to the fund’s return. These securities benefitted from the company’s industry-leading position in the U.S. (based on market capitalization), with ownership interests in more than 300 upscale retail malls and factory outlet centers in the United States, Europe, and Asia.

As of 2/29/12:

 Statistics

Number of Holdings	91
Weighted Average Market Cap ($ x 1,000,000)	$10,962
Price/Earnings Ratio (P/E)	25.4
Price/Book Ratio (P/B)	1.4
Portfolio Turnover Rate	120%

 Industry Weightings % of Investments

Retail REITs	25.5%
Real Estate Management & Development	23.1%
Residential REITs	10.8%
Office REITs	10.5%
Specialized REITs	10.4%
Diversified REITs	8.8%
Homebuilding	3.4%
Industrial REITs	2.7%
Hotels, Resorts & Cruise Lines	2.6%
Short-Term Investments	2.2%
Total	100.0%

 Top Holdings % of Net Assets1

Simon Property Group, Inc.	4.8%
Sun Hung Kai Properties Ltd.	2.7%
ProLogis, Inc.	2.7%
Westfield Group	2.5%
Vornado Realty Trust	2.5%
Mitsubishi Estate Co., Ltd.	2.4%
Ventas, Inc.	2.4%
Kimco Realty Corp.	2.3%
Essex Property Trust, Inc.	2.1%
RioCan Real Estate Investment Trust	2.0%
Total	26.4%

Portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

*	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST), using exchange rates in place at that time. Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
[1]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Global Real Estate Fund

 Schwab Global Real Estate Fundtm

Performance Summary as of 2/29/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

May 31, 2007 – February 29, 2012
Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	3 Years	Since Inception

Fund: Schwab Global Real Estate Fundtm (5/31/07)	-2.13%	32.05%	-4.83%
FTSE EPRA/NAREIT Global Index	0.89%	33.62%	-4.60%
Fund Category: Morningstar Global Real Estate	-1.79%	29.37%	-6.03%

Fund Expense Ratios4: Net 1.05%; Gross 1.20%

 Country Weightings % of Investments

United States	46.3%
Hong Kong	9.9%
Australia	8.7%
Canada	8.4%
Singapore	5.6%
United Kingdom	4.8%
Japan	4.5%
Brazil	3.7%
France	3.5%
China	1.5%
Other Countries	3.1%
Total	100.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Small company stocks are subject to greater volatility than other asset classes.

Foreign securities can involve risks such as political and economic instability and currency risk.

The fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets.

Index ownership—“FTSE®” is trademark of The Financial Times Limited (“FT”) and the London Exchange Plc (the “Exchange”) and is used by the fund under license. The Schwab Global Real Estate Fund is not sponsored, endorsed, sold or promoted by FT or the Exchange, and FT and the Exchange do not make any representation regarding the advisability of investing in shares of the fund.

[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns may have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the reporting period, refer to the financial highlights section of the financial statements.

Schwab Global Real Estate Fund 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning September 1, 2011 and held through February 29, 2012.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 9/1/11	at 2/29/12	9/1/11–2/29/12

Schwab Global Real Estate Fundtm
Actual Return	1.05%	$1,000	$1,032.70	$5.31
Hypothetical 5% Return	1.05%	$1,000	$1,019.64	$5.27

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days of the period, and divided by 366 days of the fiscal year.

8 Schwab Global Real Estate Fund

Schwab Global Real Estate Fund

Financial Statements

Financial Highlights

	3/1/11–	3/1/10–	3/1/09–	3/1/08–	5/31/07[2]–
	2/29/12	2/28/11	2/28/10[1]	2/28/09	2/29/08

Per-Share Data ($)

Net asset value at beginning of period	6.69	5.71	3.27	7.89	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.12	0.19	0.16	0.16	0.16
Net realized and unrealized gains (losses)	(0.27)	1.28	2.64	(4.65)	(2.05)

Total from investment operations	(0.15)	1.47	2.80	(4.49)	(1.89)
Less distributions:
Distributions from net investment income	(0.22)	(0.49)	(0.36)	(0.13)	(0.22)

Net asset value at end of period	6.32	6.69	5.71	3.27	7.89

Total return (%)	(2.13)	26.70	86.27	(57.72)	(19.06)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.05	1.05	1.07 [4]	1.05	1.05	[5]
Gross operating expenses	1.18	1.20	1.30	1.24	1.17	[5]
Net investment income (loss)	1.79	2.29	2.31	2.83	2.06	[5]
Portfolio turnover rate	120	129	115	108	67	[3]
Net assets, end of period ($ x 1,000,000)	198	200	147	45	167

1 Effective September 28, 2009, the Investor Shares class and the Select Shares class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Commencement of operations.
3 Not annualized.
4 The ratio of net operating expenses would have been 1.05% if certain non-routine expenses (proxy and tax expense) had not been incurred.
5 Annualized.

See financial notes 9

 Schwab Global Real Estate Fund

Portfolio Holdings as of February 29, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

97.6%	Common Stock	167,953,374	193,095,648
2.2%	Short-Term Investments	4,237,349	4,237,349

99.8%	Total Investments	172,190,723	197,332,997
0.2%	Other Assets and Liabilities, Net		458,139

100.0%	Net Assets		197,791,136

	Number	Value
Security	of Shares	($)

Common Stock 97.6% of net assets

Asia Pacific and Other 35.0%

Australia 8.4%
Abacus Property Group	713,000	1,475,788
CFS Retail Property Trust	1,587,104	3,015,926
Commonwealth Property Office Fund	1,889,960	1,971,664
Dexus Property Group	2,097,528	2,008,626
Stockland	403,789	1,364,830
Westfield Group	528,940	4,964,637
Westfield Retail Trust	703,241	1,888,875

		16,690,346

Brazil 3.7%
BR Malls Participacoes S.A.	98,400	1,261,193
Brookfield Incorporacoes S.A.	412,612	1,561,787
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	107,500	1,084,234
Multiplan Empreendimentos Imobiliarios S.A.	44,850	1,018,576
PDG Realty S.A. Empreendimentos e Participacoes	351,600	1,502,835
Rossi Residencial S.A.	148,500	889,833

		7,318,458

Chile 0.5%
Parque Arauco S.A.	529,260	1,041,203

China 1.5%
Guangzhou R&F Properties Co., Ltd., Class H	1,500,000	1,970,972
Home Inns & Hotels Management, Inc. ADR *	32,000	982,080

		2,953,052

Hong Kong 9.9%
Hang Lung Properties Ltd.	823,000	3,102,003
Hongkong Land Holdings Ltd.	294,000	1,619,780
Hysan Development Co., Ltd.	859,069	3,734,548
Soho China Ltd.	2,218,000	1,614,114
Sun Hung Kai Properties Ltd.	351,454	5,392,628
The Hongkong & Shanghai Hotels Ltd.	816,968	1,208,703
The Link REIT	773,218	2,896,028

		19,567,804

Japan 4.5%
Mitsubishi Estate Co., Ltd.	267,000	4,837,308
Mitsui Fudosan Co., Ltd.	114,500	2,170,431
Nippon Accommodations Fund, Inc.	139	909,728
Sumitomo Realty & Development Co., Ltd.	44,500	1,043,013

		8,960,480

Mexico 0.9%
Consorcio ARA, S.A.B de C.V.	2,851,800	923,862
Urbi, Desarrollos Urbanos, S.A. de C.V. *	657,400	765,359

		1,689,221

Singapore 5.6%
CapitaCommercial Trust	1,716,000	1,622,097
CapitaMalls Asia Ltd.	1,910,000	2,343,039
CDL Hospitality Trusts	849,000	1,161,985
Global Logistic Properties Ltd. *	1,838,000	3,195,520
Suntec Real Estate Investment Trust	2,738,000	2,686,933

		11,009,574

		69,230,138

Europe 9.9%

France 3.5%
Fonciere des Regions	15,437	1,115,755
Gecina S.A.	9,840	941,061
Societe Immobilliere de Location pour l’Industrie et le Commerce	9,993	1,036,296
Unibail-Rodamco SE	19,837	3,817,897

		6,911,009

Germany 1.0%
Deutsche Wohnen AG	73,449	975,813
GSW Immobilien AG *	30,800	968,840

		1,944,653

Sweden 0.6%
Fabege AB	126,500	1,139,495

United Kingdom 4.8%
Capital & Counties Properties plc	345,841	1,042,595
Capital Shopping Centers Group plc	192,574	1,016,628
Grainger plc	590,588	1,030,899
Great Portland Estates plc	180,846	1,014,214
Land Securities Group plc	285,688	3,066,999
Shaftesbury plc	178,000	1,383,970

10 See financial notes

 Schwab Global Real Estate Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Unite Group plc	340,000	1,001,154

		9,556,459

		19,551,616

North America 52.7%

Canada 8.4%
Boardwalk Real Estate Investment Trust	18,079	1,016,824
Brookfield Office Properties Canada	43,396	1,110,948
Brookfield Office Properties, Inc.	223,764	3,887,514
Calloway Real Estate Investment Trust	124,922	3,416,423
Canadian Apartment Properties Real Estate Investment Trust	43,015	1,001,187
Canadian Real Estate Investment Trust	27,194	1,050,978
Killam Properties, Inc.	91,464	1,163,814
RioCan Real Estate Investment Trust	145,531	3,988,894

		16,636,582

United States 44.3%
Acadia Realty Trust	48,000	1,017,120
Alexandria Real Estate Equities, Inc.	41,559	2,979,365
American Tower Corp.	15,610	976,874
AvalonBay Communities, Inc.	28,324	3,672,773
Boston Properties, Inc.	32,451	3,295,399
Chesapeake Lodging Trust	59,774	1,053,816
Colonial Properties Trust	66,000	1,354,320
Duke Realty Corp.	183,480	2,546,702
Entertainment Properties Trust	21,666	985,803
Equity Residential	64,958	3,695,461
Essex Property Trust, Inc.	29,366	4,110,946
Federal Realty Investment Trust	20,489	1,953,626
HCP, Inc.	23,348	922,246
Home Properties, Inc.	56,250	3,241,688
Host Hotels & Resorts, Inc.	222,153	3,505,574
Hudson Pacific Properties, Inc.	75,000	1,146,750
Kilroy Realty Corp.	24,400	1,069,696
Kimco Realty Corp.	253,203	4,653,871
LaSalle Hotel Properties	91,308	2,436,097
Pebblebrook Hotel Trust	51,000	1,092,930
ProLogis, Inc.	156,271	5,260,082
Public Storage	28,306	3,794,985
Simon Property Group, Inc.	70,181	9,508,122
SL Green Realty Corp.	38,800	2,950,740
Starwood Hotels & Resorts Worldwide, Inc.	54,915	2,959,919
The Macerich Co.	65,300	3,525,547
UDR, Inc.	95,003	2,376,975
Ventas, Inc.	83,667	4,678,659
Vornado Realty Trust	59,722	4,881,079
Weingarten Realty Investors	81,532	2,030,147

		87,677,312

		104,313,894

Total Common Stock
(Cost $167,953,374)		193,095,648

Security	Face Amount	Value
Rate, Maturity Date	Local Currency	($)

Short-Term Investments 2.2% of net assets

Time Deposits 2.2%
Bank of America
US Dollar
0.03%, 03/01/12	632,490	632,490
Brown Brothers Harriman
Australian Dollar
3.23%, 03/01/12	418,496	448,816
Citibank
US Dollar
0.03%, 03/01/12	2,840,998	2,840,998
HSBC Bank
US Dollar
0.03%, 03/01/12	183,479	183,479
JPMorgan Chase
Singapore Dollar
0.01%, 03/01/12	164,543	131,566

Total Short-Term Investments
(Cost $4,237,349)		4,237,349

End of Investments.

At 02/29/12, the tax basis cost of the fund’s investments was $183,073,874 and the unrealized appreciation and depreciation were $16,291,748 and ($2,032,625), respectively, with a net unrealized appreciation of $14,259,123.

As of 02/29/12, the values of certain foreign securities held by the fund aggregating $76,275,004 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the Board of Trustees. (See financial note 2).

*	Non-income producing security.

See financial notes 11

 Schwab Global Real Estate Fund

Statement of
Assets and Liabilities
As of February 29, 2012

Assets

Investments, at value (cost $172,190,723)		$197,332,997
Foreign currency, at value (cost $840)		839
Receivables:
Investments sold		1,260,323
Fund shares sold		429,761
Dividends		199,860
Foreign tax reclaims		2,798
Interest		3
Prepaid expenses	+	2,409

Total assets		199,228,990

Liabilities

Payables:
Investments bought		1,294,989
Investment adviser and administrator fees		10,079
Shareholder services fees to affiliate		4,214
Fund shares redeemed		71,986
Trustees’ fees		112
Accrued expenses	+	56,474

Total liabilities		1,437,854

Net Assets

Total assets		199,228,990
Total liabilities	−	1,437,854

Net assets		$197,791,136

Net Assets by Source
Capital received from investors		306,204,653
Distributions in excess of net investment income		(2,955,504)
Net realized capital losses		(130,603,962)
Net unrealized capital gains		25,145,949

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$197,791,136		31,279,318		$6.32

12 See financial notes

 Schwab Global Real Estate Fund

Statement of
Operations
For March 1, 2011 through February 29, 2012

Investment Income

Dividends (net of $321,214 foreign withholding tax)		$5,523,218
Interest	+	26,700

Total investment income		5,549,918

Expenses

Investment adviser fees		1,504,847
Shareholder service fees		482,526
Portfolio accounting fees		74,253
Professional fees		73,596
Custodian fees		51,949
Shareholder reports		47,463
Registration fees		25,056
Transfer agent fees		21,664
Trustees’ fees		10,185
Interest expense		205
Other expenses	+	13,960

Total expenses		2,305,704
Expense reduction by CSIM	−	253,436

Net expenses	−	2,052,268

Net investment income		3,497,650

Realized and Unrealized Gains (Losses)

Net realized gains on investments		6,793,816
Net realized losses on foreign currency transactions	+	(114,129)

Net realized gains		6,679,687
Net unrealized losses on investments		(14,271,968)
Net unrealized gains on foreign currency translations	+	2,233

Net unrealized losses	+	(14,269,735)

Net realized and unrealized losses		(7,590,048)

Decrease in net assets resulting from operations		($4,092,398)

See financial notes 13

 Schwab Global Real Estate Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

3/1/11-2/29/12			3/1/10-2/28/11
Net investment income		$3,497,650	$3,850,360
Net realized gains		6,679,687	13,682,879
Net unrealized gains (losses)	+	(14,269,735)	22,169,126

Increase (Decrease) in net assets from operations		(4,092,398)	39,702,365

Distributions to Shareholders

Distributions from net investment income		($6,901,946)	($13,197,509)

Transactions in Fund Shares

		3/1/11-2/29/12		3/1/10-2/28/11
		SHARES	VALUE	SHARES	VALUE
Shares sold		7,777,566	$47,640,172	7,767,242	$48,965,694
Shares reinvested		584,921	3,654,299	1,161,164	7,131,614
Shares redeemed	+	(7,000,157)	(42,659,687)	(4,708,244)	(29,261,736)

Net transactions in fund shares		1,362,330	$8,634,784	4,220,162	$26,835,572

Shares Outstanding and Net Assets

		3/1/11-2/29/12		3/1/10-2/28/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		29,916,988	$200,150,696	25,696,826	$146,810,268
Total increase or decrease	+	1,362,330	(2,359,560)	4,220,162	53,340,428

End of period		31,279,318	$197,791,136	29,916,988	$200,150,696

Distributions in excess of net investment income			($2,955,504)		($5,353,080)

14 See financial notes

 Schwab Global Real Estate Fund

Financial Notes

1. Business Structure of the Fund:

Schwab Global Real Estate Fund is a series of Schwab Investments (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:

Schwab Investments (organized October 26, 1990)	Schwab GNMA Fund
Schwab Global Real Estate Fund	Schwab Treasury Inflation Protected Securities Fund
Schwab Short-Term Bond Market Fund	(formerly Schwab Inflation Protected Fund)
Schwab Premier Income Fund	Schwab Tax-Free Bond Fund
Schwab Total Bond Market Fund	Schwab California Tax-Free Bond Fund
Schwab 1000 Index Fund

Schwab Global Real Estate Fund offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 8) at closing net asset value (“NAV”), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the Board of Trustees may authorize the issuance of as many shares as necessary.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board of Trustees has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Board of Trustees regularly reviews fair value determinations made by the fund pursuant to the procedures.

•	International fair valuation: The Board of Trustees has adopted procedures to fair value foreign equity securities that trade in markets that close prior to when the fund values its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board of Trustees regularly reviews fair value determinations made by the fund pursuant to the procedures.

 Schwab Global Real Estate Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

•	Futures and forward contracts: valued at their settlement prices as of the close of their exchanges (for futures) or at a value based on that day’s exchange rates (for forwards).

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts. The fund does not adjust the quoted prices for such investments, even in situations where the fund holds a large position and a sale could reasonably impact the quoted prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board of Trustees has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the fund’s own assumption in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

 Schwab Global Real Estate Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the fund’s investments as of February 29, 2012:

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Common Stock
Asia Pacific and Other(a)	$10,048,882	$—	$—	$10,048,882
Australia	1,475,788	15,214,558	—	16,690,346
China	982,080	1,970,972	—	2,953,052
Hong Kong	—	19,567,804	—	19,567,804
Japan	—	8,960,480	—	8,960,480
Singapore	—	11,009,574	—	11,009,574
Europe(a)	—	19,551,616	—	19,551,616
North America(a)	104,313,894	—	—	104,313,894
Short-Term Investments(a)	—	4,237,349	—	4,237,349

Total	$116,820,644	$80,512,353	$—	$197,332,997

*	The fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings.

There were no significant transfers between Level 1, Level 2 and Level 3 for the period ended February 29, 2012.

(b) Accounting Policies for certain Portfolio Investments (if held):

Real Estate Investment Trusts: The fund may own shares of real estate trusts (REITs) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital or realized gains, are recorded as a reduction to the cost of the individual REITs or realized gains on investments, respectively.

Passive Foreign Investment Companies: The fund may own shares in certain foreign corporations that meet the Internal Revenue Code definition of a “passive foreign investment company” (PFIC). The fund may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to-market gains (as well as any gains realized on sale).

Repurchase Agreements: In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. Repurchase agreements subject a fund to counterparty risk, meaning that the fund could lose money if the other party fails to perform under the terms of the agreement. The fund mitigates this risk by ensuring that a fund’s repurchase agreements are collateralized by cash, U.S. government securities, fixed income securities, equity securities or other types of securities. All collateral is held by the fund’s custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement. Investments in repurchase agreements are also based on a review of the credit quality of the repurchase agreement counterparty.

Securities Lending: Under the Securities Lending Program, a fund (the “lender”) may make short-term loans of its securities to another party (the “borrower”) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. The initial collateral received by a fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan and is marked to market daily. The cash collateral of securities loaned is invested in money market portfolios registered under Rule 2a-7 of the 1940 Act. Securities lending income, as disclosed in a fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent which are subject to adjustments pursuant to the securities lending agreement.

 Schwab Global Real Estate Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

If applicable, the value of the securities on loan as of February 29, 2012 and the value of the related collateral are disclosed in the Portfolio Holdings and the Statement of Assets and Liabilities.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, trade and settlement dates on securities transactions and the difference between the recorded amount of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When the fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly. The fund records the daily change in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker”).

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The fund makes distributions from net investment income quarterly and distributes net realized capital gains, if any, once a year.

(g) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

 Schwab Global Real Estate Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(h) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to its respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(i) Foreign Taxes:

The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges, capital gains on investments on currency repatriation. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the fund invests. These foreign taxes, if any, are paid by the fund and are disclosed in the Statement of Operations. Foreign taxes payable as of February 29, 2012, if any, are reflected in the fund’s Statement of Assets and Liabilities

(j) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

(k) New Accounting Pronouncements:

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Updates (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, the FASB issued an update to requirements relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in US GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is evaluating the implications of these changes and their impact on the financial statements.

3. Risk Factors:

Investing in the fund may involve certain risks, as described in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Stock and bond markets and the values of securities held by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Even the larger REITs and other real estate companies may be small- to medium-sized companies in relation to the equity markets as a whole. Historically, mid- and small-cap stocks have been riskier than large-cap stocks. Mid- and small-cap

 Schwab Global Real Estate Fund

Financial Notes (continued)

3. Risk Factors (continued):

companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. During a period when mid- and small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — the fund’s small- and mid-cap holdings could reduce performance.

Although the fund does not invest directly in real estate, the fund has a policy of concentrating its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; default by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.

In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.

The fund’s fixed income securities are subject to the risk that interest rates rise and fall over time, which will affect the fund’s yield and share price. The credit quality of a portfolio investment could also cause the fund’s share price to fall. The fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Debt securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower than market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.

The fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures: and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

The fund’s use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. Certain fund transactions, such as derivatives, short sales and reverse repurchase agreements, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.

As an actively managed mutual fund, the fund is subject to the risk that its investment adviser will make poor security selections. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.

When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

 Schwab Global Real Estate Fund

Financial Notes (continued)

3. Risk Factors (continued):

A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee equal to 0.77% of the fund’s average daily net assets.

The Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. Schwab serves as the fund’s paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the fund to Schwab in its capacity as the fund’s paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the fund), and the fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service providers. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payment received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements (“expense limitation”) with the fund to limit the total annual fund operating expenses to 1.05%, excluding interest, taxes and certain non-routine expenses for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the fund’s Board of Trustees.

Certain Schwab Funds may own shares of other Schwab Funds. The table below reflects the percentage of the outstanding shares of the fund owned by other Schwab Funds as of February 29, 2012.

Schwab Target Funds:
Schwab Target 2010 Fund	0.6%
Schwab Target 2015 Fund	0.7%
Schwab Target 2020 Fund	4.5%
Schwab Target 2025 Fund	2.1%
Schwab Target 2030 Fund	8.0%
Schwab Target 2035 Fund	1.9%
Schwab Target 2040 Fund	8.7%

Schwab Monthly Income Funds:
Schwab Monthly Income Fund — Moderate Payout	1.3%
Schwab Monthly Income Fund — Enhanced Payout	3.3%
Schwab Monthly Income Fund — Maximum Payout	1.9%

The fund may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs.

 Schwab Global Real Estate Fund

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended February 29, 2012, the fund had no direct security transactions with other Schwab Funds.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations.

6. Borrowing from Banks:

The fund has access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The fund pays interest on the amounts it borrows at rates that are negotiated periodically. The fund also pays an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the fund during the period. However, the fund may have utilized its overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales/Maturities of Investment Securities:

For the period ended February 29, 2012, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

Purchases of Securities	Sales/Maturities of Securities

$246,987,323	$229,667,704

8. Redemption Fee:

The fund charges a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds in the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

Current Period	Prior Period
(3/1/11-2/29/12)	(3/1/10-2/28/11)

$8,504	$5,708

9. Federal Income Taxes:

As of February 29, 2012, the components of distributable earnings on a tax-basis were as follows:

Undistributed ordinary income	$2,485,725
Undistributed long-term capital gains	—
Unrealized appreciation on investments	16,291,748
Unrealized depreciation on investments	(2,032,625)
Other unrealized appreciation/(depreciation)	(1,941)

Net unrealized appreciation/(depreciation)	$14,257,182

 Schwab Global Real Estate Fund

Financial Notes (continued)

9. Federal Income Taxes (continued):

The primary differences between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFIC) and Real Estate Investment Trusts (REITS).

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. For the year ended February 29, 2012, the fund had capital loss carryforwards available to offset future net capital gains before the expiration dates:

Expiration Date

February 28, 2017	$60,933,778
February 28, 2018	60,285,041

Total	$121,218,819

For tax purposes, realized net capital losses incurred after October 31 may be deferred and treated as occurring on the first day of the following year. For the year ended February 29, 2012, the fund had deferred realized net capital losses of $3,937,607 and capital loss carryforwards were utilized in the amount of $2,774,155.

The tax-basis components of distributions paid during the current and prior fiscal years were:

Current period distributions
Ordinary income	$6,901,946
Long-term capital gains	—
Return of capital	—

Prior period distributions
Ordinary income	$13,197,509
Long-term capital gains	—
Return of capital	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as PFICs, return of capital on U.S. REITs, non-U.S. currency gains and losses, and capital losses related to wash sales. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between capital accounts and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of February 29, 2012, the fund made the following reclassifications:

Capital shares	$—
Undistributed net investment income	5,801,872
Net realized capital gains/(losses)	(5,801,872)

As of February 29, 2012, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended February 29, 2012, the fund did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

 Schwab Global Real Estate Fund

Financial Notes (continued)

9. Federal Income Taxes (continued):

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010. The fund is fully compliant with the noted provisions of the Act for the period ending February 29, 2012.

10. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Global Real Estate Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Global Real Estate Fund (one of the portfolios constituting Schwab Investments, hereafter referred to as the “Fund”) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
April 12, 2012

Other Federal Tax Information (unaudited)

For the period ended February 29, 2012, the fund designated $418,118 of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2013 via IRS form 1099 of the amounts for use in preparing their 2012 income tax return.

The fund may elect to pass on the benefits of the foreign tax credit of $274,439 to its shareholders for the period ended February 29, 2012. The respective foreign source income of the fund is $4,113,156.

For corporate shareholders, 0.64% of the fund’s dividend distributions paid during the fiscal year ended February 29, 2012, qualify for the corporate dividends received deduction.

Trustees and Officers

The tables below give information about the trustees and officers for Schwab Investments which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 92 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Investments since 2000.)	Chairman of JDN Corporate Advisory LLC.	75	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Investments since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	75	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Investments since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	75	Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Ditech Networks Corporation (1997 – 2012)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Investments since 2011.)	Private Investor.	75	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Investments since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	75	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Investments since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	75	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Schwab Investments since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	75	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Investments since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	75	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Investments since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	92	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Investments since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Investments since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006- June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Investments since 2011.)	Senior Vice President and Chief Investment Officer -– Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Investments since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of Schwab Investments since 2011.)	Senior Vice President, Charles Schwab & Co., Inc. (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc., (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan. 2011 – Sept. 2011); Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Catherine MacGregor 1964 Vice President (Officer of Schwab Investments since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President and Assistant Secretary, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of Schwab Investments since 2006.)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

Barclays Capital U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

FTSE EPRA/NAREIT Global Index An index that is designed to provide a diverse representation of publicly traded equity REITs and listed property companies worldwide.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

real estate investment trust (REIT) Real estate companies that own and commonly operate income producing commercial and/or residential real estate.

real estate operating companies (REOC) Real estate companies that engage in the development, management or financing of real estate.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2011 Schwab Funds. All rights reserved.

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in a fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2012 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC
Printed on recycled paper.
MFR41206-04

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that Mariann Byerwalter, William Hasler and Kiran Patel, each currently serving on its audit committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Ms. Byerwalter, Mr. Hasler and Mr. Patel as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Audit Fees

2011/2012	$293,789	2010/11: $376,618
(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.

Audit-Related Fees

For services rendered to Registrant:

2011/2012	$27,705	2010/2011: $27,705

Nature of these services: tax provision review.
     In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

Tax Fees

For services rendered to Registrant:

2011/2012	$29,344	2010/2011: $29,344

Nature of these services: preparation and review of tax returns.
     In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

All Other Fees

For services rendered to Registrant:

2011/2012	$4,109	2010/2011: $4,545

Nature of these services:	review of the methodology of allocation of Charles Schwab & Co., Inc. (“Schwab”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.
     In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2011/2012	$61,158	2010/11: $61,594
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.
(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Schwab Investments – Global Real Estate Fund

By:	/s/ Marie Chandoha Marie Chandoha
Chief Executive Officer
Date: 04/10/12
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha Marie Chandoha
Chief Executive Officer
Date: 04/10/12

By:	/s/ George Pereira George Pereira
Principal Financial Officer
Date: 04/04/12